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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                     UTILICORP UNITED INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        Proxy Statement
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    (3) Filing Party:
        Utilicorp United Inc.
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    (4) Date Filed:
        March 13, 1998
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INFONET
WIRE                                               MARCH 19, 1998 VOL 2 NO. 22
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                                        UCU STOCK (YESTERDAY'S CLOSE): 37 7/16

UCU WANTS TO PUT FOUR MEASURES IN PLACE THAT WOULD HELP FEND OFF ANY HOSTILE TAKEOVER. The measures are part of a seven-item proxy mailed to shareholders this week along with the annual report. To be approved, each of the four proposals needs "yes" votes from shareholders representing a majority of outstanding shares. (Proxies that aren't returned count as "no" votes.) UCU Investor Relations is urging employee-shareholders, who own 12 percent of UCU's 53.7 million outstanding shares, to complete and return their proxies by mid-April. To be counted, proxies must be received by the May 6 shareholder meeting.